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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 30, 2000

                               __________________


                          AMERICAN GENERAL CORPORATION
             (Exact name of registrant as specified in its charter)

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
             TEXAS                            1-7981                       74-0483432
 (State or other jurisdiction       (Commission File Number)    (I.R.S. Employer Identification No.)
of incorporation or organization)
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                  2929 ALLEN PARKWAY
                    HOUSTON, TEXAS                               77019
       (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code: (713) 522-1111


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ITEM 5.  OTHER EVENTS.

         On November 30, 2000 American General Corporation ("American General") priced the public offering of 4,000,000 8.05% Trust Preferred Securities ("Preferred Securities") of American General Capital III, a subsidiary trust of American General, at $25 per security. Each of the Preferred Securities will pay cumulative cash distributions at the annual rate of 8.05% of the stated $25 liquidation amount per security, payable quarterly commencing on December 31, 2000. Closing is scheduled for December 7, 2000, subject to customary closing conditions. Proceeds from the offering of approximately $96.6 million (after underwriting and other associated costs) will be used to repay short-term indebtedness. In connection with the issuance of the Preferred Securities, American General will issue $103,092,800 principal amount of its 8.05% Junior Subordinated Debentures due 2049 to American General Capital III. The Preferred Securities will be issued pursuant to the shelf registration statement filed under the Securities Act of 1933, as amended, of American General, American General Capital III and certain other trusts (Registration Statement Nos. 333-40583, et seq.).

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ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

          (c)   Exhibits
                   1.1 Underwriting Agreement for Preferred Securities of American General Capital III.

                   1.2      Pricing Agreement dated November 30, 2000.

                   4.1 Resolutions establishing terms of 8.05% Junior Subordinated Debentures due 2049.

                   4.2 Form of 8.05% Junior Subordinated Debentures due 2049 (included in Exhibit 4.1).

                   4.3 Form of Amended and Restated Declaration of Trust of American General Capital III among American General, as sponsor, the Trustees named therein and the holders from time to time of undivided beneficial interest in the assets of American General
                            Capital III.

                   4.4 Form of Global Certificate for Preferred Securities of American General Capital 4.4 III (included in
                            Exhibit 4.3).

                   4.5 Preferred Securities Guarantee Agreement between American General and Bankers Trust Company.

                   8.1 Opinion of Vinson & Elkins L.L.P. as to certain federal income tax matters.

                  23.1      Consent of Vinson & Elkins L.L.P. (included in
                            Exhibit 8.1).
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AMERICAN GENERAL CORPORATION




Date: December 7, 2000                   By: /s/ C. JEFFREY GAY
                                            ___________________________________
                                            Name:  C. Jeffrey Gay
                                            Title: Vice President and
                                                   Assistant Treasurer


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                                  EXHIBIT INDEX
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
Exhibit
Number           Description
-------          -----------
 1.1             Underwriting Agreement for Preferred Securities of American
                 General Capital III.

 1.2             Pricing Agreement dated November 30, 2000.

 4.1 Resolutions establishing terms of 8.05% Junior Subordinated Debentures due 2049.

 4.2 Form of 8.05% Junior Subordinated Debentures due 2049 (included in Exhibit 4.1).

 4.3 Form of Amended and Restated Declaration of Trust of American General Capital III among American General, as sponsor, the Trustees named therein and the holders from time to time of undivided beneficial interest in the assets of American General Capital III.

 4.4 Form of Global Certificate for Preferred Securities of American General Capital III (included in Exhibit 4.3).

 4.5 Preferred Securities Guarantee Agreement between American General and Bankers Trust Company.

 8.1 Opinion of Vinson & Elkins L.L.P. as to certain federal income tax matters.

23.1             Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1).
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